BABSON
ENTERPRISE
FUND II

Annual Report
November 30, 1996

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS

The equity markets posted a second consecutive year of extremely strong results in the fiscal year ended November 30, 1996. Sustained economic growth coupled with low inflation provided the fundamental underpinnings for strong stock performance. Once again, large capitalization stocks outperformed the stocks of smaller companies, as massive cash inflows into the market tended to gravitate toward large capitalization names with greater trading liquidity.

Babson Enterprise Fund II achieved a strong investment performance for the fiscal year ended November 30, 1996. The Fund's total return (price change and reinvested distributions) for the fiscal year was 25.0%. This compared very favorably with the 16.5% return of the unmanaged Russell 2000 index of small company stocks, although it did slightly trail the 27.8% return of the unmanaged Standard & Poor's 500 index of large company stocks.

Favorable industry concentration, stock selection and portfolio weightings all contributed to the Fund's strong performance relative to the Russell 2000 small cap benchmark. The strongest performing economic sectors in the Russell 2000 index were energy, financial services, and consumer discretionary stocks. The Fund is heavily overweighted relative to the index in the energy and consumer discretionary areas. The weakest performing sectors of the small cap index were health care, which actually had a negative return for the full fiscal year, and utilities. The Fund has been significantly underweighted in these groups throughout the year, and as of year-end had no health care or utility holdings.

In the six months since our mid-year message to shareholders, four new holdings have been added to the portfolio:

California Microwave - manufacturer of microwave-based systems and products used in satellite and wireless communications;

Commerce Bancorp - bank holding company with operations in southern New Jersey and eastern Pennsylvania;

Elsag Bailey Process Automation - maker of a broad range of process control systems and instrumentation products used by electric utilities, chemical and pharmaceutical companies, oil and gas producers, and other process industries worldwide;

Stride Rite - producer of branded athletic and casual footwear for children and adults.

Seven positions were liquidated in the second half of fiscal 1996. ADAC Laboratories, Precision Castparts, and Vons Companies were all sold for valuation reasons after sharp price increases. Kennametal and King World Productions were sold at attractive gains because of our concerns about the long-term sustainability of current high profitability levels. Overseas Shipholding and Wolohan Lumber were eliminated at losses due to our belief that increased competition made each company's fundamental earnings power less attractive.

The economically-sensitive stocks in which the Fund is overweighted continue to represent compelling values relative to the rest of the small cap market. We do not currently perceive major threats to sustained economic growth and low inflation both of which provide an excellent macroeconomic backdrop for positive portfolio performance.

In December 1996, the Fund distributed an ordinary income dividend of $0.205 per share and distributed $2.895 from realized long-term capital gains. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your interest and participation in Babson Enterprise Fund II. We welcome your comments and questions.

Sincerely,

/s/Larry D. Armel
Larry D. Armel

President


PORTFOLIO REVIEW

Babson Enterprise Fund II is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

This past year's stock market performance surprised most observers. After 1995's 37.4% advance in the Standard & Poor's 500, few investors expected another big year in 1996. Yet the S&P finished the calendar year up 23.0%, which resulted in a two-year gain that has rarely been seen. One has to go back 20 years for the last similar gain, and since 1925 there have only been three other two-year periods in the history of the S&P that have surpassed 1995-1996.

        Two-Year                S&P 500
        Period                  Total Return
        1995-1996               69.1%
        1975-1976               69.9%
        1954-1955               100.8%
        1935-1936               97.8%
        1927-1928               97.5%

Source: Ibbotson Associates

Small capitalization stocks, while exhibiting well above average performance in the last two years, lagged the gains for large capitalization stocks. For example, the Russell 2000, which is the most widely used index of small cap stocks, was up 49.6% during the two-year period.

All of the shortfall in 1996 - the Russell 2000 was up 16.5% versus a gain of 23.0% for the S&P - occurred in the second half of the year as concerns about the direction of economic growth increased. In the first half, economic growth was surprisingly strong, which historically has been good for small companies since they tend to be more economically sensitive. However, as we progressed toward the end of the year, economic growth began to look more vulnerable, and it now appears that the Christmas season was disappointing in terms of sales growth. In fact, there has been increased discussion about a potential recession in 1997.

Under these circumstances it is not at all unusual that investors focused on the larger, less economically sensitive stocks. Even within the Russell 2000 index of small company stocks, there was a marked shift away from economically cyclical sectors such as Consumer Discretionary, Autos and Transportation, to Energy, Financial Services, and Consumer Staples.

From our perspective the shortfall in small capitalization stock performance versus large capitalization stocks over the past two years puts these stocks in a relatively stronger position going forward. History has shown that the S&P has had a difficult time in the years immediately following such large two year gains.

                                Two-Year                Subsequent Two-
                                Performance             Year Performance
        1995-1996               69.1%                   ??
        1975-1976               69.9%                   -1.1%
        1954-1955               100.8%                  -4.9%
        1935-1936               97.8%                   -14.8%
        1927-1928               97.5%                   -31.2%

Source: Ibbotson Associates

That is not the case for small capitalization stocks. Although the Russell 2000 only goes back to 1979, Ibbotson Associates publishes data on small company stocks that goes back to 1925. Reviewing this data shows that there have been 27 two-year periods in which small company stocks have performed as well or better than the 1995-1996 period. In only seven of these instances, or approximately one-quarter of the time, has the subsequent two-year performance been negative.

However, these comparisons do illustrate the difficulty the market has had in sustaining exceptional performance without a correction. Investors must remember that the balance between reward and risk can shift. In recent years, taking high investment risks has been rewarded, but under present circumstances it would appear that a somewhat lower risk profile might be appropriate.

People define risk in a variety of ways. Academics tend to define it as volatility. One way we can assess risk is to measure the volatility of returns relative to the longer term average return of a specific portfolio ("standard deviation"), or one can compare the volatility of return of a portfolio to the volatility of a benchmarket portfolio (`beta").

To most of us, these risk measuring techniques are a little esoteric. Of more significance is the risk of actually losing money. The Investment Company Institute did a survey in 1996, and the preferred concept of risk was "the chance of losing some of an original investment." Fifty-seven percent of the respondents chose this definition, while only 15% favored "standard deviation" as a measure of risk, and only 13% selected "beta."

Enterprise Fund II has always been managed with a careful eye to its risk profile. Small capitalization stocks are generally more risky than large cap stocks - however you define risk. Statistically, such stocks display higher risk, which makes sense because fundamentally their operations have higher risks. Small companies tend to have less product depth and breadth, making them more vulnerable to obsolescence or a competitive onslaught. They often sell to a narrow list of buyers so that their prosperity may depend on the fortunes of just one or two customers. They do not always have the financial resources that a large company does, and many of them have a lean management team, which can be good when things are going well but sometimes prove life threatening when things go badly. Finally, the stocks of these companies can be very illiquid, which makes buying and selling them more difficult, and can cause the stocks' prices to fluctuate considerably more than large company stocks.

Despite the higher risks in each individual situation, a portfolio can be structured to mitigate these risks. By doing so, the volatility of the entire portfolio and the incidence of loss can be reduced. We believe that profile will become even more important as we go forward in a market that may not reward risk taking as much as it has recently.

David L. Babson & Co. Inc.

PORTFOLIO REVIEW

GRAPH -- Babson Enterprise Fund II versus Russell 2000 and S&P 500

Babson Enterprise II Fund's average annual compounded total returns for one, five years and the life of the Fund (inception August 5, 1991) as of November 30, 1996, were 25.04%, 15.44% and 14.22%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
November 30, 1996

     S&P                                                                                      MARKET VALUE
     RANKING**  SHARES  COMPANY                                            COST               (NOTE 1-A)
COMMON STOCKS - 96.61%
BASIC MATERIALS - 11.28%
	B	25,100	Brush Wellman Inc.
                                (Supplier of beryllium)                    $   431,582        $   420,425
	B-	42,600 	CalMat Co.
                                (Concrete, asphalt and aggregates)             773,622            777,450
	B	45,500 	Hanna (M.A.) Co.
                                (Polymers and specialty chemical)              595,928            961,187
	B	29,333 	Mosinee Paper Corp.
                                (Paper and paper products)                     476,876          1,004,655
	B-	39,700 	Southdown, Inc.
				(Cement, concrete and
                                environmental service)                         482,881          1,295,213
	NR	41,300 	U.S. Can Corp.*
				(Aerosol, round, and
                                specialty steel containers)                    688,194            686,613
                                                                             3,449,083          5,145,543

CAPITAL GOODS - 18.39%
	A	23,430 	Baldor Electric Co.
                                (Industrial electric motors)                   225,903            547,676
	NR	42,000 	BW/IP, Inc.
                                (Industrial pumps, valves and seals)           603,132            640,500
	B+	23,000 	Carlisle Companies Inc.
				(Automotive/industrial products
                                and construction materials)                    569,893          1,322,500
	B	64,400 	Gerber Scientific, Inc.
				(Computer aided design/manufacturing
                                systems)                                       986,511            998,200
	A-	33,200 	Juno Lighting, Inc.
                                (Recessed and track lighting)                  469,440            514,600
	C	65,000 	MagneTek, Inc.*
				(Lighting products, electric motors
                                and generators)                                948,161            812,500
	B	28,600 	Sealright Co.
                                (Packaging products)                           422,400            332,475
	B-	11,200 	SPX Corp.
				(Specialty service tools for
                                motor vehicles)                                186,884            355,600
	B-	28,200 	Standard Products Co.
                                (Rubber and plastic products)                  610,069            645,075
	NR	38,000 	TriMas Corp.
                                (Specialty fasteners/containers)           $   532,304        $   964,250
	B+	36,500 	Trinity Industries, Inc.
                                (Railcars, containers, boats)                1,022,786          1,259,250
                                                                             6,577,483          8,392,626

CONSUMER CYCLICAL - 28.32%
	B	38,000 	Armor All Products Corp.
                                (Car care products)                            770,977            717,250
	B+	20,000 	Central Newspapers, Inc. Cl. A
                                (Newspaper publishing)                         640,339            870,000
	C	93,100 	Charming Shoppes Inc.*
                                (Women's specialty apparel stores)             586,554            477,138
	B	19,000 	Consolidated Stores Corp.*
                                (Close-out merchandise retailer)               214,093            703,000
	B+	45,000 	Duty Free International, Inc.
                                (Duty free retailer)                           631,639            708,750
	NR	50,200 	Fingerhut Companies, Inc.
                                (Direct mail marketer)                         782,313            627,500
	B	49,100 	Huffy Corp.
                                (Recreational products manufacturer)           738,889            675,125
	A-	23,500 	La-Z Boy Chair Co.
                                (Furniture manufacturer)                       591,635            705,000
	A-	35,900 	Lee Enterprises, Inc.
                                (Newspaper publishing: radio, TV)              516,512            798,775
	B-	33,000 	Miller (Herman), Inc.
                                (Office furniture systems)                     845,328          1,551,000
	B+	17,000 	National Presto Industries, Inc.
                                (Electrical appliances and
                                housewares)                                    714,811            626,875
	B+	31,800 	New England Business Service, Inc.
                                (Business forms supplier)                      567,929            616,125
	A-	18,000 	Stanhome Inc.
				(Giftware, collectibles, personal
                                care products)                                 575,452            492,750
	B+	27,700	Stride Rite Corp.
                                (Athletic and casual footwear)                 251,383            277,000
	B+	38,000	Sturm, Ruger & Company, Inc.
                                (Firearms manufacturer)                    $   521,990        $   679,250
	B+	31,700	True North Communications, Inc.
                                (Advertising)                                  621,153            709,287
	NR	64,000	Waban Inc.*
                                (Warehouse club retailer)                      989,527          1,688,000
                                                                            10,560,524         12,922,825

CONSUMER STAPLES - 10.25%
	A	23,000	Alberto-Culver Co. Cl. A
				(Manufacturer and retailer of
                                cosmetics and household products)              485,930            928,625
	NR	61,400	DiMon Inc.
				(Tobacco processor/fresh cut
                                flowers distributor)                           992,619          1,274,050
	B	33,000	First Brands Corp.
				(Branded and private label
                                consumer products)                             470,973            944,625
	A+	25,000	Hannaford Brothers Co.
                                (Supermarket retailer)                         542,994            806,250
	NR	26,100	Paragon Trade Brands, Inc.*
                                (Private label disposable diapers)             505,090            724,275
                                                                             2,997,606          4,677,825

ENERGY - 7.93%
	NR	24,000	Cabot Oil & Gas Corp. Cl. A
                                (Oil & gas developer/producer)                 461,670            426,000
	NR	41,800	Calenergy, Inc.*
                                (Geothermal energy power)                      647,378          1,248,775
	B-	65,000	Nabors Industries, Inc.*
                                (Oil and gas drilling)                         440,726          1,259,375
	B-	40,000	Quaker State Corp.
                                (Motor oil and lubricants)                     541,021            685,000

FINANCIAL - 8.39%
	B+	129,200	Cash America International, Inc.
                                (Pawn shop operator)                         1,100,230          1,017,450
        B+      22,600  Commerce Bancorp, Inc. NJ
                                (New Jersey bank holding company)              598,495            655,400
	A	36,038	First Commercial Corp.
                                (Arkansas bank holding company)            $   726,936        $ 1,315,387
	NR	40,000	Glendale Federal Bank Federal Savings
                        Bank California*
                                (Savings and loan)                             734,968            840,000
                                                                             3,160,629          3,828,237

MISCELLANEOUS - 3.82%
	NR	58,000	Global Industrial Technologies, Inc.*
				(Refractory products, mining
                                equipment, specialty tools)                    957,780          1,189,000
	B-	21,000	Primark Corp.*
				(Information services for gov't.,
                                financial and weather markets)                 347,610            551,250
                                                                             1,305,390          1,740,250

TECHNOLOGY - 5.24%
	B	15,100	California Microwave, Inc.*
				(Microwave radios for wireless
                                communications)                                214,771            225,556
	NR	24,200	Elsag Bailey Process Automation N.V.*
                                (Process control systems)                      365,240            429,550
	B	37,400	Octel Communications Corp.*
				(Voice information processing
                                equipment)                                     548,145            673,200
	NR	50,000	Scitex Corp.
                                (Computerized imaging systems)                 906,238            506,250
	NR	56,100	Viewlogic Systems Inc.*
				(Computer-aided engineering
                                software)                                      648,337            553,988
                                                                             2,682,731          2,388,544

TRANSPORTATION & SERVICES - 2.99%
	B+	32,700	Harper Group Inc.
				(Freight forwarding and
                                logistics services)                            615,193            743,925
	B+	36,800	Sea Containers Ltd. Cl. A
				(Cargo containers, ferry services,
                                port operations)                               692,079            570,400
	B+	 3,200	Sea Containers Ltd. Cl. B
				(Cargo containers, ferry services,
                                port operations)
                                                                                58,455             50,800
                                                                             1,365,727          1,365,125

TOTAL COMMON STOCKS - 96.61%                                                34,189,968         44,080,125

                                                                                             MARKET VALUE
FACE AMOUNT   DESCRIPTION                                                 COST               (NOTE 1-A)
REPURCHASE AGREEMENT - 3.29%
$1,500,000 UMB Bank, n.a.,
             5.30%, due December 2, 1996
             (Collateralized by $1,478,947 U.S. Treasury Notes,
             5.125%, due June 30, 1998)                                    $ 1,500,000        $ 1,500,000

TOTAL INVESTMENTS - 99.90%                                                 $35,689,968        $45,580,125

Other assets less liabilities - 0.10%                                                              46,844


TOTAL NET ASSETS - 100.00%
	(equivalent to $22.75 per share; 10,000,000 shares of
	$1.00 par value capital shares authorized;
        2,005,751 shares outstanding)                                                         $45,626,969

For federal income tax purposes, the identified cost of investments owned at November 30, 1996, was $35,701,840.

Net unrealized appreciation for federal income tax purposes was $9,878,285, which is comprised of unrealized appreciation of $11,411,088 and unrealized depreciation of $1,532,803.

*Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.
NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1996

ASSETS:
  Investments in securities:
    Common stocks, at market value (identified cost $34,189,968)  $ 44,080,125
    Repurchase agreement, at cost - approximates market value        1,500,000
        Total investments                                           45,580,125

    Dividends receivable                                                63,972
    Receivable for investments sold                                     38,281
        Total assets                                                45,682,378

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                        55,409
        Total liabilities                                               55,409

NET ASSETS                                                        $ 45,626,969

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                     $ 29,123,358
  Accumulated undistributed income:
    Undistributed net investment income                                328,188
    Undistributed net realized gain on investment transactions       6,285,266
  Net unrealized appreciation in value of investments                9,890,157

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                       $ 45,626,969

Capital shares, $1.00 par value
  Authorized                                                        10,000,000

  Outstanding                                                        2,005,751

NET ASSET VALUE PER SHARE                                              $ 22.75

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1996

INVESTMENT INCOME:
  Income:
    Dividends                                                     $    744,970
    Interest                                                           105,699
                                                                       850,669
  Expenses (Note 2):
    Management fees                                                    591,557
    Registration fees and expenses                                      17,720
                                                                       609,277
      Net investment income (Note 1-B)                                 241,392

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding maturities of short-term commercial notes
    and repurchase agreements):
    Proceeds from sales of investments                              16,514,214
    Cost of investments sold                                        10,265,783
      Net realized gain from investment transactions                 6,248,431

  Unrealized appreciation of investments:
    Beginning of year                                                6,744,804
    End of year                                                      9,890,157
      Unrealized appreciation of investments during the year         3,145,353
      Net gain on investments                                        9,393,784
      Increase in net assets resulting from operations            $  9,635,176

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1996

                                                                       1996            1995
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                           $    241,392    $   114,151
  Net realized gain from investment transactions                     6,248,431      1,942,335
  Unrealized appreciation of investments during the period           3,145,353      4,590,907
    Net increase in net assets resulting from operations             9,635,176      6,647,393

Net equalization included in the price of shares issued
  and redeemed                                                        (18,693)        (7,266)

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                              (112,539)       (48,739)
  Net realized gain from investment transactions                   (1,939,754)      (189,170)
    Total distributions to shareholders                            (2,052,293)      (237,909)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                         28,398,216     11,197,619
  Net asset value of shares issued for reinvestment
  of distributions                                                   1,979,884        227,612
                                                                    30,378,100     11,425,231
  Cost of shares repurchased                                      (32,757,917)   (13,313,350)
    Net decrease from capital share transactions                   (2,379,817)    (1,888,119)
      Total increase in net assets                                   5,184,373      4,514,099

NET ASSETS:
  Beginning of year                                                 40,442,596     35,928,497
  End of year (including undistributed net investment income
    of $328,188 in 1996 and $219,166 in 1995)                     $ 45,626,969   $ 40,442,596


*Shares issued and repurchased:
   Number of shares sold                                             1,397,917        651,909
   Number of shares issued for reinvestment of distributions           108,013         14,388
                                                                     1,505,930        666,297
   Number of shares repurchased                                    (1,607,627)      (773,550)
     Net decrease                                                    (101,697)      (107,253)


**Distributions to shareholders:
    Income dividends per share                                         $ .055       $ .0219
    Capital gains distribution per share                               $ .948       $ .085

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $1,939,754 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1996 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
	Purchases		$  12,815,823
        Proceeds from sales        16,514,214

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

                                                                  Years Ended November 30,
                                                        1996      1995      1994      1993      1992
Net asset value, beginning of year                      $ 19.19   $ 16.22   $ 16.92   $ 14.47   $ 12.07

  Income (loss) from investment operations:
    Net investment income (loss)                        .115      .053      .020      (.019)    (.020)
    Net gains or losses on securities
      (both realized and unrealized)                    4.448     3.024     (.392)    2.501     2.455
   Total from investment operations                     4.563     3.077     (.372)    2.482     2.435

   Less distributions:
     Dividends from net investment income               (.055)    (.022)    -         -         (.035)
     Distributions from capital gains                   (.948)    (.085)    (.328)    (.032)    -
   Total distributions                                  (1.003)   (.107)    (.328)    (.032)    (.035)
Net asset value, end of year                            $ 22.75   $ 19.19   $ 16.22   $ 16.92   $ 14.47

Total return                                            25.04%    19.11%    (2.32)%   17.19%    20.24%


Ratios/Supplemental Data

Net assets, end of year (in millions)                   $ 46      $ 40      $ 36      $ 29      $ 11
Ratio of expenses to average net assets                 1.38%     1.45%     1.50%     1.60%     1.83%
Ratio of net investment income (loss)
 to average net assets                                  .55%      .30%      .14%      (.14)%    (.11)%
Portfolio turnover rate                                 30%       15%       9%        18%       14%
*Average commission paid per equity share traded        $ .0514   -         -         -         -

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of Babson Enterprise Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund II, Inc., as of November 30, 1996, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Enterprise Fund II, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Kansas City, Missouri
December 27, 1996

This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com